                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 11, 1995
                                                        ---------------


                   NATIONAL CONVENIENCE STORES INCORPORATED
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                     1-7936                        74-1361734
  ---------------               ------------                 -------------------
  (State or other               (Commission                    (IRS employer
  jurisdiction of               file number)                 identification no.)
   incorporation)


    100 Waugh Drive, Houston, Texas                               77007
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code   (713) 863-2200
                                                     --------------
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Item 5.        Other Events.

Stockholder Proposals

On August 11, 1995, National Convenience Stores Incorporated (the "Company") received from The Circle K Corporation a proposal to amend the Company's Restated By-Laws, as amended (the "By-Laws"), to increase the number of directors to 17, to rescind certain amendments to the By-Laws and to elect nine persons as directors at the Company's 1995 annual meeting. The Company also received from Bedford Falls Investors, L.P. a proposal regarding its intention to nominate four persons for election as directors at the 1995 annual meeting, to propose an amendment to the By-Laws to increase the number of directors to five and to nominate a person for election to fill the resulting directorship. Copies of these proposals are filed as exhibits hereto.

Litigation

On August 15, 1995, a class action lawsuit was filed in the Chancery Court of New Castle County, Delaware against the Company and its directors seeking, among other things, the invalidation of the amendment to the By-Laws adopted by the Board of Directors of the Company on August 10, 1995 and unspecified damages. The case is styled Thomas J. McKula, Jr., on behalf of himself all others similarly situated v. William K. Wilde, et al., C.A. 14481.





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Item 7.        Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number                    Identification of Exhibit
-------                   -------------------------

99.1(a) Letter dated August 10, 1995 from The Circle K Corporation to Mr. A. J. Gallerano

99.1(b) Letter dated August 10, 1995 from Cede & Co., indirectly on behalf of The Circle K Corporation, to Mr. A. J. Gallerano, including the exhibits thereto

99.2(a) Letter dated August 10, 1995 from Bedford Falls Investors, L.P. to Mr. V. H. Van Horn

99.2(b)        Letter dated August 10, 1995 from Bedford Falls Investors, L.P.
               to the Company, including the exhibits thereto

99.3 Class Action Complaint, Thomas J. McKula, Jr., on behalf of himself all others similarly situated v. William K. Wilde, et al., C.A. 14481 (Delaware Chancery Court for the State of Delaware in and for New Castle County) (as filed August 15,
               1995)





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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL CONVENIENCE STORES
                                          INCORPORATED



                                        By: /s/ A. J. GALLERANO
                                        ______________________________
                                            A. J. Gallerano
                                            Senior Vice President
                                            and General Counsel


Dated: August 21, 1995





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                               INDEX TO EXHIBITS

Exhibit
Number                           Identification of Exhibit
-------                          -------------------------

99.1(a) Letter dated August 10, 1995 from The Circle K Corporation to Mr. A. J. Gallerano

99.1(b) Letter dated August 10, 1995 from Cede & Co., indirectly on behalf of The Circle K Corporation, to Mr. A. J. Gallerano, including the exhibits thereto

99.2(a) Letter dated August 10, 1995 from Bedford Falls Investors, L.P. to Mr. V. H. Van Horn

99.2(b)        Letter dated August 10, 1995 from Bedford Falls Investors, L.P.
               to the Company, including the exhibits thereto

99.3 Class Action Complaint, Thomas J. McKula, Jr., on behalf of himself all others similarly situated v. William K. Wilde, et al., C.A. 14481 (Delaware Chancery Court for the State of Delaware in and for New Castle County) (as filed August 15,
               1995)